    As filed with the Securities and Exchange Commission on July 23, 1999

                                                       Total Number of Pages - 4
                                                   Index to Exhibits at Page - 4


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  ___________
                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12 (b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              CERENT CORPORATION
            (Exact name of registrant as specified in its charter)

          Delaware                                77-0447327
(State of incorporation or organization)  (IRS Employer Identification No.)

                         1450 North McDowell Boulevard
                           Petaluma, CA  94954-6515
         (Address of Principal Executive Offices, including Zip Code)

If this form relates to the registration of a         If this form relates to the registration
class of securities pursuant to Section 12(b)         of a class of securities pursuant to
of the Exchange Act and is effective pursuant         Section 12(g) of the Exchange Act and is
to General Instruction A.(c), check the               effective pursuant to General
following box.  [_]                                   Instruction A.(d), check the following
                                                      box. [X]

     Securities Act registration statement file number to which this form relates: __________ (if applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:


          Title of each class        Name of each exchange on which
          to be so registered        each class is to be registered
          -------------------        ------------------------------

               None                               None


       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, par value $.001
                                (Title of Class)

Item 1.    Description of Registrant's Securities to be Registered
           -------------------------------------------------------

          Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 to be filed on or about July 22, 1999 (SEC File No. 333-83507) (the "Form S-1 Registration Statement").
                   -------------------------------

Item 2.    Exhibits
           --------

           The following exhibits are filed as a part of this Registration
           Statement:

           1.*       Specimen certificate for Registrant's Common Stock.

           2.** Amended and Restated Certificate of Incorporation of the Registrant.

           3.*** Form of Amended and Restated Certificate of Incorporation of the Registrant to become effective upon completion of the Registrant's initial public offering.

           4.****    Bylaws of the Registrant.

           5.*****   Proposed Bylaws of the Registrant.

           6.****** Amended and Restated Investors' Rights Agreement dated July 20, 1999 between the Registrant and certain holders of the Registrant's securities.

*       Incorporated by reference to Exhibit 4.1 to the Form S-1 Registration
        Statement.
** Incorporated by reference to Exhibit 3.1 to the Form S-1 Registration Statement.
*** Incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.
**** Incorporated by reference to Exhibit 3.3 to the Form S-1 Registration Statement.
***** Incorporated by reference to Exhibit 3.4 to the Form S-1 Registration Statement.
****** Incorporated by reference to Exhibit 10.6 to the Form S-1 Registration Statement.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 22, 1999                   CERENT CORPORATION



                                       By: /s/ MICHAEL ASHBY
                                          --------------------------------------
                                          Michael Ashby, Chief Financial Officer

                               INDEX TO EXHIBITS

                                                                Sequentially
                                                                -------------
Exhibit     Description                                         Numbered Page
-------     --------------------------------                    -------------
1.*         Specimen certificate for Registrant's Common        Incorporated by
            Stock -- incorporated herein by reference to        reference
            Exhibit 4.1 to the Form S-1 Registration
            Statement.
2.1         Amended and Restated Certificate of Incorporation   Incorporated by
            -- incorporated herein by reference to Exhibit      reference
            3.1 to the Form S-1 Registration Statement.
2.2         Form of Amended and Restated Certificate of         Incorporated by
            Incorporation of the Registrant to become           reference
            effective upon completion of the Registrant's
            initial public offering -- incorporated herein by
            reference to Exhibit 3.2 to the Form S-1
            Registration Statement.
2.3         Bylaws -- incorporated herein by reference to       Incorporated by
            Exhibit 3.3 to the Form S-1 Registration            reference
            Statement.
2.4         Proposed Bylaws of the Registrant -- incorporated   Incorporated by
            herein by reference to Exhibit 3.4 to the Form      reference
            S-1 Registration Statement.
2.5         Amended and Restated Investors' Rights Agreement    Incorporated by
            dated July 20, 1999 between the Registrant and      reference
            certain holders of the Registrant's securities -- incorporated herein by reference to Exhibit 10.6 to the Form S-1 Registration Statement.




* To be filed by amendment.